UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 15, 2009

Federal Home Loan Bank of Topeka
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-52004	48-0561319
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Security Benefit Pl. Suite 100, Topeka, Kansas		66606
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	785.233.0507

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On May 15, 2009, the Federal Home Loan Bank of Topeka (the "FHLBank," "we," or "our") distributed a message to our members informing them of the delay in filing our first quarter Form 10-Q with the SEC as well as commenting on our expected first quarter 2009 results. A copy of the message is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

The information provided in Item 2.02 of this current report on Form 8-K is incorporated herein by reference.

The information in Items 2.02 and 7.01 of this Current Report on Form 8-K is being furnished and not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"). It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933 if such subsequent filing specifically references this Current Report on Form 8-K. In addition, the furnishing of certain information in this Current Report on Form 8-K is not intended to, and does not, constitute a determination or admission by the FHLBank Topeka that the information is material or complete.

Item 8.01 Other Events.

On April 28, 2009, our regulator the Federal Housing Finance Agency ("Finance Agency") provided us and the other 11 Federal Home Loan Banks ("FHLBanks") with guidance related to the process for determining other-than-temporary impairment ("OTTI") with respect to our holding of private-label mortgage-backed securities ("MBS") and the early adoption of Financial Accounting Standards Board Staff Position ("FSP") FAS 115-2 and FAS 124-2, Recognition and Presentation of Other-Than-Temporary Impairments ("FSP FAS 115-2"). The objective of the guidance is to promote consistency in the determination of OTTI for private-label MBS among the FHLBanks. In an effort to move toward a common analytical framework and in recognition that many of the FHLBanks desired to early adopt FSP FAS 115-2, the guidance requires all FHLBanks to early adopt FSP FAS 115-2 in order to achieve consistency among the 12 FHLBanks and to follow certain guidelines for determining OTTI.

On May 15, 2009, we filed a Form 12b-25 with the Securities and Exchange Commission (the "SEC") notifying the SEC that we will not be able to file our quarterly report on Form 10-Q for the period ending March 31, 2009 by the due date of May 15, 2009 without unreasonable effort or expense because the FHLBank is in the process of significantly modifying its determination process for OTTI to achieve consistency with the other FHLBanks, including contracting with the Federal Home Loan Bank of San Francisco ("FHLBank of San Francisco") to provide certain cash flow analyses to assist the FHLBank in the determination of OTTI and the implementation of internal controls associated with such analysis from the FHLBank of San Francisco. On the same date, we distributed a message to our members announcing the delay in filing our 10-Q.

Forward Looking Statements

The information contained in exhibit 99.1 and incorporated herein contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include statements describing the objectives, projections, estimates or future predictions of FHLBank Topeka’s operations. These statements may be identified by the use of forward-looking terminology such as "anticipate," "believe," "will," "intend," or other variations on these terms. FHLBank Topeka cautions that by their nature forward-looking statements involve risk or uncertainty and that actual results may differ materially from those expressed in any forward-looking statements as a result of such risks and uncertainties, including but not limited to: legislative and regulatory actions or changes; future economic and market conditions; changes in demand for advances or consolidated obligations of FHLBank Topeka and/or of the FHLBank System; and adverse developments or events affecting or involving other Federal Home Loan Banks, housing GSEs or the FHLBank System in general. Additional risks that might cause FHLBank Topeka’s results to differ from these forward-looking statements are provided in detail in FHLBank Topeka’s filings with the Securities and Exchange Commission, which are available at www.sec.gov.

All forward-looking statements contained in exhibit 99.1 and incorporated herein are expressly qualified in their entirety by this cautionary notice. The reader should not place undue reliance on such forward-looking statements, since the statements speak only as of the date that they are made and FHLBank Topeka has no obligation and does not undertake publicly to update, revise or correct any forward-looking statement for any reason.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Message to FHLBank Topeka members dated May 15, 2009.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Topeka

May 15, 2009	By:	/s/ Patrick C. Doran

Name: Patrick C. Doran
Title: SVP, General Counsel

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Exhibit Index

Exhibit No.	Description

99.1	Message to FHLBank Topeka members dated May 15, 2009.